THIS SECOND AMENDMENT AGREEMENT dated the day of March, 2005, to a Share Purchase Agreement dated the 23rd day of December, 2004,


AMONG:

                           BRIAN V. SHIPSTON AND
                           THOMAS GOODFELLOW

                           (COLLECTIVELY CALLED THE "VENDORS")

                           AND

                           THINKPATH INC.

                           (CALLED THE "PURCHASER")


           WHEREAS the above-noted parties (the "Parties") have executed a Share Purchase Agreement dated the 23rd day of December, 2004 (the "Agreement");

           AND WHEREAS the Parties have also executed a First Amendment Agreement herein, dated the 24th day of January, 2005;

           AND WHEREAS the Parties have mutually agreed to further changes to be set forth in detail below;

           NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. The Parties confirm that the January 17, 2005 "Closing Date" that has already been established by the First Amendment Agreement shall also apply to the date of the Independent Contractor's Agreement between:

           o   the Purchaser as "Company" and

           o   1631234 Ontario Inc. as "Consultant",

           and of the effective date of the commencement of the relationship described by it.

2. The Vendors covenant and agree to cause Consultant (of which they are together the sole shareholders) to acknowledge in writing, both in this Second Amendment Agreement and separately (if requested by Purchaser) that January 17, 2005 is the date of that Independent Contractor's Agreement and of the effective date of the commencement date of the relationship described by it.

3. The parties agree that the Purchaser shall have the right, at any time between: C the twelve (12) month anniversary of the Effective Date, and C the fifteen (15) month anniversary of the Effective Date to deliver written notice (the "Notice") to the Vendors, which Notice shall confirm that the Purchaser wishes to exercise its right to purchase all of the New Shares that had been acquired by the Vendors, at the set price of CDN$300,000.00, such price to be paid to the Vendors by the Purchaser no later than seven (7) days after the Vendors' receipt of the Notice, provided only that such purchase of the New Shares by the Purchaser is not otherwise illegal.

4. In order to facilitate the process outlined in para. 3, the Vendors agree to endorse for transfer the New Share certificates, and to deposit them with Miller Thomson LLP pursuant to an Escrow Agreement [DRAFT NOTE: DRAFT WILL BE PROVIDED ONCE THE PRINCIPLE IS ACCEPTABLE TO ALL]

5. The Parties agree that the Agreement and all documents collateral to it shall be amended to the extent necessary to reflect the changes set forth above.

6. The Purchaser agrees to pay to the Vendors or at their written Direction a total of CDN$1,000.00, by way of defrayment of legal costs incurred by the Vendors in connection with this Second Amendment Agreement and otherwise, such amount to be paid upon final execution of this Second Amendment Agreement by all parties.

7. In all other regards, the parties confirm the existing Agreement, as amended.

           IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as at the first date written above.


---------------------------
Witness                                              BRIAN V. SHIPSTON




---------------------------
Witness                                              THOMAS GOODFELLOW


                                                     THINKPATH  INC.
                                                     per:


                                                     Declan French I
                                                     have the authority
                                                     to bind the
                                                     corporation.
And the undersigned also agree.

1631234 ONTARIO  INC.
per:

Brian V. Shipston
I have the authority to bind the corporation.